Exhibit 10.8
INVESTOR RIGHTS AGREEMENT
     This Investor Rights Agreement (this “Agreement”) is made effective as of May 14, 2007, by and among GreenHunter Energy, Inc., a Delaware corporation (the “Company”), and Chateau Energy, Inc., a Texas corporation (the “Investor”).
Recitals
     A. The Company has issued to the Investor 500,000 shares of common stock, par value $0.001 per share as consideration for the assignment of that certain power Purchase Agreement between Investor and Southern California Edison, pursuant to a purchase and sale agreement (the “Purchase and Sale Agreement”) being executed contemporaneously with this Agreement. The Company has also agreed to issue additional shares of Common Stock to the Investor in the future as compensation for consulting services, pursuant to a consulting agreement being executed contemporaneously with this Agreement. In this Agreement, the shares of the Company’s common stock issued under the Purchase and Sale agreement and under the consulting agreement together are called the “Shares.”
     B. The obligations of the Company and the Investor under the Purchase and Sale Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company and the Investor.
Agreement
     Now, therefore, in consideration of the mutual promises and covenants herein and in the Purchase and Sale Agreement, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:
1. Certain Definitions.
     As used in this Agreement, the following terms shall have the following respective meanings:
          a. “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
          b. “Covered Securities” means shares of (i) the Shares, (ii) any Common Stock of the Company issued or issuable in respect of the Shares upon any stock split, stock dividend, recapitalization or similar event, and (iv) any Common of the Company acquired by the Investor pursuant to this Agreement or any other shareholders’ agreement or consulting agreement to which both the Investor and the Company are parties; provided, however, that securities shall only be treated as Covered Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction. Notwithstanding the foregoing, Covered Securities shall not include any securities sold in a transaction in which the transferor’s rights to registration are not assigned in accordance with the terms herein.

          c. “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          d. “Holder” means (i) the Investor so long as it holds Covered Securities and (ii) any person holding Covered Securities to whom the rights under this Agreement have been transferred in accordance with Section 7 hereof.
          e. “Initiating Holders” means any Holder or Holders who, in the aggregate, hold not less than 50% of the Covered Securities then outstanding.
          f. “Restricted Securities” shall mean the securities of the Company subject to restrictions on transfer imposed by the requirements of the Purchase and Sale Agreement, unless and until such securities have become registered for sale under the Securities Act.
          g. “Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.
          h. “Securities Act” shall mean the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          i. “Shares” shall mean the shares of the Company’s common stock issued to the Investor pursuant to the Purchase and Sale Agreement together with all shares of the Company’s common stock issued to the Investor pursuant to consulting agreements between the Investor and the Company.
2. Registration
          a. Piggyback Registration.
          (1) Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Covered Securities (a “Piggyback Registration”), the Company will give prompt written notice (in any event within three (3) Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Covered Securities with respect of the proposed offering at least 15 days before the initial filing with the SEC of such registration statement, and offer to include in such filing such Covered Securities as any such holder may request. Each such Holder desiring to have Covered Securities registered under this subsection shall advise the Company in writing within 15 days after the date of receipt of such notice from the Company, setting forth the amount of such Covered Securities for which registration is requested. The Company shall thereupon include in such filing the number of Covered Securities for which registration is so requested, and shall use its best efforts to effect registration under the Securities Act of such Covered Securities.
          (2) The registration expenses of the holders of Covered

Securities will be paid by the Company in all Piggyback Registrations to the extent provided in subsection (c) hereof.
     (3) If a Piggyback Registration is an underwritten primary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration: (i) first, the securities the Company proposes to sell, and (ii) second, the Covered Securities requested to be included in such registration, pro rata among the holders of the securities requested to be included in such registration.
     (4) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration, the Covered Securities requested to be included in such registration, pro rata among the holders of other securities requested to be included in such registration.
      b. Registration Procedures. In the case of a registration effected by the Company pursuant to this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Covered Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
     (1) prepare and file with the SEC a registration statement with respect to such Covered Securities and use reasonable efforts to cause such registration statement to become effective;
     (2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for a period equal to the shorter of (i) one year and (ii) the time by which all securities covered by such registration statement have been sold;
     (3) furnish to each seller of Covered Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Covered Securities owned by such seller;
     (4) use reasonable efforts to register or qualify such Covered Securities under such other securities or blue sky laws of such jurisdictions as any seller of Covered Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Covered Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdictions, (iii) consent to general service of process in each such jurisdiction, (iv) undertake such actions in any jurisdiction other than the states of the United States of America and the District of Columbia, or (v) register or qualify such Covered Securities in any state where the cost to do would be prohibitively expensive);
               (5) notify each seller of such Covered Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Purchaser of such Covered Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
               (6) provide a transfer agent and registrar for all such Covered Securities not later than the effective date of such registration statement;
               (7) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Covered Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Covered Securities (including, without limitation, effecting a stock split or a combination of shares);
               (8) make available for inspection by any seller of Covered Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
               (9) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
               (10) permit any holder of Covered Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and
               (11) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order. If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.
               c. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Section 2, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, and other Persons retained by the Company (all such expenses, other than discounts and commissions related to sales by the Purchaser, being herein called “Registration Expenses”), will be borne by the Company.
               d. Indemnification.
               (1) The Company agrees to indemnify, to the extent permitted by law, each holder of Covered Securities, its partners, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Covered Securities.
               (2) In connection with any registration statement in which a holder of Covered Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder;
               (3) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
               (4) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.
               e. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Covered Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.
               f. Termination of Registration Rights. All registration rights granted under this Section 2 will expire if the Company is subject to the provisions of the Securities Exchange Act and all of the holder’s Covered Securities may be sold under SEC Rule 144 during any ninety-day period.
3. Rule 144 Reporting.
     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use commercially reasonable efforts to:
               a. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of a registration statement under the Securities Act or after the Company becomes subject to the reporting requirements of the Exchange Act;
               b. File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
               c. So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.
4. Future Rights.
     The Company agrees that, while this Agreement continues in effect, the Company will not enter into any agreement which abrogates or is inconsistent with the rights of the Investor set forth in this Agreement.
5. Financial Information Rights.
               a. For so long as a Holder holds any Covered Securities, as soon as practicable after the end of the fiscal year ending December 31, 2007, and each fiscal year thereafter, and in any event within 90 days after the end of each such fiscal year, the Company will provide such Investor consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows and stockholders’ equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.
               b. For so long as a Holder holds any Covered Securities, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than accompanying notes) subject to changes resulting from year-end audit adjustments, in reasonable detail and signed by the principal financial or accounting officer of the Company;
               c. Copies of press releases, reports of adverse developments and other documents generally distributed or made available to the Company’s stockholders, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary or confidential.
               d. The Investor and each transferee of rights under this Section 5 acknowledges and agrees that, except as required by law, any information obtained pursuant to this Section 5 which may be considered nonpublic information will be maintained in confidence by the Investor or transferee and will not be utilized by the Investor or transferee in connection with purchases or sales of the Company’s securities except in compliance with applicable state and Federal securities laws.
               e. The covenants of the Company set forth in this Section 5 shall terminate and be of no further force or effect upon the Company becoming subject to the reporting requirements of the Exchange Act.
6. Lockup Agreement.
     The Investor and each Holder hereby agrees that, in connection with the first two registrations of the offering of any securities of the Company under the Securities Act for the account of the Company, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”), such Investor or transferee shall not sell or otherwise transfer any shares of Covered Securities during the period specified by the Company’s Board of Directors at the request of the Managing Underwriter (the “Market Standoff Period”), with such period not to exceed 120 days following the effective date of a registration statement of the Company filed under the Securities Act with respect to any offering; provided, however, such Market Standoff Period shall only be imposed if similar contractual lockup restrictions are placed upon all capital stock of the Company issued now or hereafter to all (x) officers, directors, employees and consultants of the Company, (y) stockholders owning one percent (1%) or more of the outstanding capital stock of the Company and (z) holders of registration rights with respect to capital stock of the Company. The Company may impose stop-transfer instructions with respect to the foregoing restrictions until the end of such Market Standoff Period.
               a.

7. Transfer of Rights.
     The rights granted under Sections 2 and 5 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the holder of Notes or Covered Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) such assignee or transferee acquires at least 100,000 shares of (as adjusted for stock splits, stock dividends, stock combinations and the like) of Covered Securities (including Notes or Preferred Stock convertible into Covered Securities), (iii) written notice is promptly given to the Company; and (iv) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights granted to the Investor hereunder may be assigned without compliance with item (ii) above to (a) any constituent partner or member of the Investor which is a partnership or limited liability Company, (b) an affiliate of the Investor which is a corporation, partnership or limited liability Company, or (c) any employee of the Investor or affiliate of the Investor.
8. Miscellaneous Provisions.
          a. Amendment. Except as otherwise provided herein, additional parties may be added to this Agreement, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Covered Securities then outstanding; provided, however, any amendment or waiver that is detrimental to the Investor shall require the written consent of each the Investor.
          b. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to conflict of laws provisions.
          c. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:
If to the Seller:
Chateau Energy, Inc.
Attention: Dana M. Dutcher
10440 N. Central Expressway, Suite 1475
Dallas, Texas 75231
Telephone: 214-891-3360
Facsimile: 214-891-3366
If to the Buyer:
GreenHunter Energy, Inc.
Attn: Michael K. Studer
3129 Bass Pro Drive
Grapevine, Texas 76051

Telephone: 469-293-4397
Facsimile: 972-550-7464
                         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, upon receipt.
               d. Aggregation of Stock. All shares of Shares held or acquired by affiliated entities or persons shall be aggregated for the purpose of determining the availability of any rights under this Agreement.
               e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.
               f. Legal Expenses. The prevailing party in any legal action brought by one party against another and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys’ fees.
               g. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
The foregoing Agreement is hereby executed effective as of the date first set forth above.

GreenHunter Energy, Inc.	Chateau Energy, Inc.

By:	By

Title:	Title: